UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2007

Date of reporting period:	06/30/2007

Item 1.         Report to Stockholders

Semi-Annual
Report

June 30, 2007

W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota  55101

TO OUR SHAREHOLDERS

August 17, 2007

Second Quarter Results

With a background of relatively strong economic fundamentals and rising stock prices, the Growth Fund turned in one of its best performances in recent history during the second quarter.  The Fund produced a total investment return of 6.9% compared to comparable returns of 9.1% for the Dow Jones Industrial Average and 6.3% for the Standard & Poor’s 500 Stock Index.  The Fund also fared relatively well against a peer group average return of 6.2% for a universe of multi-cap core funds as reported by the Wall Street Journal.

For the first half, the Fund also did relatively well with a 8.2% total investment return compared to comparable returns of 8.8% for the DJIA, 7.0% for the S & P 500 Index and an average return of 7.8% for the above-referenced universe of multi-cap core funds.

The overall economy rebounded from a modest 0.6% rate of growth in the first quarter to a more respectable 3.4% rate in the second quarter.  Unlike most periods of recovery in the past, consumer spending played a relatively minor role in the recent pick-up in growth.  The main growth drivers were business capital spending and government spending.  Export growth was also a contributing factor reflecting the rapid expansion now taking place in most major foreign economies around the world.  Corporate profits continued to increase, although the rate of growth slowed to a more sustainable “single digit” rate from the “double digit” rates of recent years.

Inflation remained under control despite the ongoing upward pressures from energy and labor costs.  The recent GDP report showed core consumer prices increasing at only a 1.4% annual rate which was well within the Federal Reserve’s unofficial 1-2% comfort zone.  As a result, the Fed continued to keep short-term interest rates, as measured by the overnight bank borrowing rate, steady at 5.25%.

The second quarter stock market strength reflected such factors as a strengthening economy, continued earnings growth and a relatively stable level of interest rates at both the long and short end of the curve.  As might be expected, the strongest sectors of the market seemed to be those most sensitive to the economy such as capital goods (construction and engineering and machinery), consumer durables ( auto and auto components), energy and technology (computers and related equipment, electrical equipment, electronic equipment and instruments and semiconductors).  Conversely, the weakest sectors seemed to be those most defensive in nature including consumer staples (food and food retailing, household products and personal products), financials and utilities.  Among holdings in the Fund, SurModics (+38.9%), eFunds (+32.4%), Intel (+24.1%), Pentair (+23.8%) and Honeywell (+22.2%) did the best while the poorest performing issues included U.S. Bancorp (-5.8%), Associated Banc Corp. (-2.7%), Principal Financial Group (-2.6%), Amgen (-1.1%) and Ecolab (-0.7%).

Future Outlook

Since the end of the second quarter, the issue of sub-prime residential real estate loan losses has emerged as a major area of uncertainty for financial markets as well as the overall economy.  Because of the pervasive nature of the holdings of sub-prime real estate asset-backed securities in both domestic and international markets, there has been an escalating effect on liquidity in most sectors of the market regardless of whether or not they are involved in real estate.  As a result, both consumer and corporate borrowers have found it increasingly difficult to gain access to credit in order to fund expenditures.

While the availability of credit will most certainly have some impact on the economy in the second half, the effect is not expected to be great enough to trigger a recession at this time.  This is especially true in light of the Fed’s recent decision to lower the discount rate 0.5% to 5.75% in an attempt to calm markets and help restore liquidity.  The overnight funds rate remains at 5.25% but may be reduced at the next regular meeting of the Federal Reserve Open Market Committee.

Although consumer spending trends are expected to remain sluggish, especially in the area of housing, business and government spending trends seem likely to offer the potential for better growth.  Export demand is also expected to continue showing rapid growth in light of the above average expansion projected for most international markets.  Finally, corporate earnings growth should continue albeit at a much reduced rate with the help of stronger foreign-sourced earnings along with currency translation gains.

Because of the heightened level of uncertainly caused by the sub-prime mortgage crisis, the stock market has experienced considerable weakness and volatility in recent weeks.  However, considering the fact that the market has already undergone a correction of nearly 10% from its recent high, many of the uncertainties already seem to be reflected in current price levels.  Consequently, with a current valuation level of approximately 15 times estimated current year earnings for the S & P 500, the market appears to be rather attractively valued at current levels.  Of course, this assumes that corporate earnings will hold up and be able to show further progress in a more difficult environment.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objective, risks and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com.
Read it carefully before investing.

FUND PERFORMANCE (unaudited)

Ten years of investment performance (through June 30, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2007

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	16.31%	11.75%	11.29%	14.06%

S&P 500	20.59%	10.71%	7.13%	10.83%

Performance data quoted represents past performance and does not guarantee future results.  All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance is updated and published monthly.  Visit the Fund’s website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)	June 30, 2007

Portfolio Managers

William B. Frels, lead manager since 2004 Co-manager since 1999

University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006

University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$82.99
Expense Ratio	0.68%
Portfolio Turnover Rate	1.48%
Sales Charge	None (1)
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets)(2)

Target Corp.	4.4%
3M Co.	4.3
Emerson Electric Co.	4.2
Wells Fargo & Co.	4.1
Medtronic, Inc.	4.1
The Toro Co.	3.7
The Valspar Corp.	3.5
H. B. Fuller Co.	3.5
Honeywell International Inc.	3.3
General Mills, Inc.	3.3

Portfolio Diversification

(Percent of Total Net Assets)

Health Care	18.5%
Financial	15.4
Technology	14.8
Basic Industries	12.8
Capital Goods	11.1
Consumer Cyclical	9.5
Diversified	7.6
Consumer Staple	6.9
Short-Term Investments *	2.6
Transportation	0.8
100.0%

* Represents short-term investments and other assets and liabilities (net).

(1)   Although the Fund is no-load, investment management fees and other expenses still apply.

(2)   All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)	June 30, 2007

Shares	Security Description	Market Value
	COMMON STOCKS 97.4%
	BASIC INDUSTRIES 12.8%
2,209,000	Bemis Co., Inc.	$73,294,620
2,120,000	Ecolab Inc.	90,524,000
3,250,000	H. B. Fuller Co. (b)	97,142,500
3,500,000	The Valspar Corp.	99,435,000
		360,396,120
	CAPITAL GOODS 11.1%
2,330,000	Donaldson Co., Inc.	82,831,500
100,000	Fastenal Co.	4,186,000
2,095,000	Graco Inc.	84,386,600
1,146,700	MTS Systems Corp. (b)	51,223,089
2,270,000	Pentair, Inc.	87,553,900
		310,181,089
	CONSUMER CYCLICAL 9.5%
732,000	Briggs & Stratton Corp.	23,101,920
430,000	G & K Services, Inc. – Cl A	16,989,300
1,950,000	Target Corp.	124,020,000
1,750,000	The Toro Co.	103,057,500
		267,168,720
	CONSUMER STAPLE 6.9%
1,560,000	General Mills, Inc.	91,135,200
1,840,000	Hormel Foods Corp.	68,724,000
708,000	SUPERVALU Inc.	32,794,560
		192,653,760
	DIVERSIFIED 7.6%
2,380,000	General Electric Co.	91,106,400
1,400,000	3M Co.	121,506,000
		212,612,400

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL 15.4%
1,260,000	Associated Banc-Corp.	$41,202,000
615,000	MoneyGram International Inc.	17,189,250
760,000	Principal Financial Group, Inc.	44,300,400
3,070,000	TCF Financial Corp.	85,346,000
750,000	The Travelers Companies, Inc.	40,125,000
2,720,000	U.S. Bancorp	89,624,000
3,250,000	Wells Fargo & Co.	114,302,500
		432,089,150
	HEALTH CARE 18.5%
100,000	Amgen, Inc. (a)	5,529,000
1,520,000	Baxter International Inc.	85,636,800
1,360,000	Johnson & Johnson	83,803,200
2,200,000	Medtronic, Inc.	114,092,000
780,000	Patterson Cos., Inc. (a)	29,070,600
2,550,000	Pfizer Inc.	65,203,500
1,640,000	St. Jude Medical, Inc. (a)	68,043,600
800,000	SurModics, Inc. (a)	40,000,000
440,000	Techne Corp. (a)	25,172,400
30,000	Zimmer Holdings, Inc. (a)	2,546,700
		519,097,800
	TECHNOLOGY 14.8%
1,000,000	ADC Telecommunications, Inc. (a)	18,330,000
1,730,000	Ceridian Corp. (a)	60,550,000
1,500,000	Corning Inc. (a)	38,325,000
70,000	Daktronics, Inc.	1,503,600
919,130	eFunds Corp. (a)	32,436,098
2,540,000	Emerson Electric Co.	118,872,000

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
1,623,750	Honeywell International Inc.	$91,384,650
1,710,000	Intel Corp.	40,629,600
300,000	Stratasys, Inc. (a)	14,094,000
		416,124,948
	TRANSPORTATION 0.8%
290,000	United Parcel Service, Inc. - Cl B	21,170,000

	TOTAL COMMON STOCKS (cost $1,724,705,052)	$2,731,493,987

	SHORT-TERM INVESTMENTS 2.5%
56,942,640	First American Prime Obligations Fund, Class Z	$56,942,640
11,911,202	Merrill Lynch Premier Institutional Money Market Fund	11,911,202

	TOTAL SHORT-TERM INVESTMENTS (cost $68,853,842)	$68,853,842

	TOTAL INVESTMENTS 99.9% (cost $1,793,558,894)	$2,800,347,829

	OTHER ASSETS AND LIABILITIES (NET) 0.1%	3,717,059

	TOTAL NET ASSETS 100%	$2,804,064,888

(a) Non-income producing.

(b) Affiliated company (Note 5).

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)	June 30, 2007

ASSETS
Investments at market value (Note 1):
Unaffiliated securities (cost $1,733,785,538)	$2,651,982,240
Affiliated securities (cost $59,773,356) (Note 5)	148,365,589
2,800,347,829

Receivable for Fund shares sold	509,750
Receivable for securities sold	3,786,938
Dividends receivable	3,363,759
Prepaid expenses	21,430
2,808,029,706
LIABILITIES
Payable for Fund shares redeemed	869,283
Payable for securities purchased	1,493,463
Accrued investment management fees (Note 2)	1,351,528
Accrued fund administration fees (Note 2)	23,105
Accrued expenses and other liabilities	227,439
3,964,818
NET ASSETS	$2,804,064,888

NET ASSETS CONSIST OF
Paid-in capital	1,747,829,340
Accumulated undistributed net investment income	2,792,642
Accumulated net realized gain on investments	46,653,971
Net unrealized appreciation of investments	1,006,788,935
TOTAL NET ASSETS	$2,804,064,888

Fund shares issued and outstanding (par value $0.01 per share; 100,000,000 authorized)	33,786,759

Net asset value per share	$82.99

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)	Six months ended June 30, 2007

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$24,877,852
Dividends from affiliated securities (Note 5)	678,314
TOTAL INCOME		$25,556,166
Expenses:
Investment management fees (Note 2)	8,060,495
Fund administration fees (Note 2)	136,415
Fund accounting	144,540
Directors’ compensation (Note 2)	89,300
Transfer agent fees	390,874
Custodian fees	90,921
Legal and audit fees	44,049
Other expenses	334,916
TOTAL EXPENSES		9,291,510

NET INVESTMENT INCOME		16,264,656

NET REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on:
Unaffiliated securities	42,142,871
Affiliated securities (Note 5)	4,511,100
		46,653,971
Net change in unrealized appreciation/depreciation of investments		153,872,560
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		200,526,531

NET INCREASE IN NET ASSETS FROM OPERATIONS		$216,791,187

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 06/30/07 (unaudited)	Year ended 12/31/06
OPERATIONS
Net investment income	$16,264,656	$31,445,530
Net realized gain on investments sold	46,653,971	33,753,488
Net change in unrealized appreciation/depreciation of investments	153,872,560	188,615,527
NET INCREASE IN NET ASSETS FROM OPERATIONS	216,791,187	253,814,545

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(13,472,014)	(31,650,229)
Net realized gain	—	(33,980,173)
Return of capital	—	(557,471)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(13,472,014)	(66,187,873)

CAPITAL TRANSACTIONS
Proceeds from shares sold	110,632,730	292,245,547
Reinvestment of distributions from net investment income and net realized gains	12,269,545	60,363,517
Cost of shares redeemed	(216,471,727)	(368,689,777)
(DECREASE) INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(93,569,452)	(16,080,713)

TOTAL INCREASE IN NET ASSETS	109,749,721	171,545,959

NET ASSETS
Beginning of period	2,694,315,167	2,522,769,208
End of period (including accumulated undistributed net investment income of $2,792,642 and $0, respectively)	$2,804,064,888	$2,694,315,167

FUND SHARE TRANSACTIONS
Shares sold	1,396,585	3,943,100
Shares issued for reinvested distributions	148,006	785,716
Shares redeemed	(2,703,798)	(4,974,370)

NET (DECREASE) INCREASE IN FUND SHARES	(1,159,207)	(245,554)

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)	June 30, 2007

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company.  The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price.  Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors, pursuant to procedures approved by the Board.  Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold.  As of June 30, 2007,  no securities in the Fund were valued using this method.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold.  Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended.  No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board of Directors of the Fund.  The Fund is charged an investment management fee paid to Mairs and Power, Inc. equal to a rate of 0.60% of average daily net assets up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion per annum.  The fund administration fee paid to Mairs and Power, Inc. is equal to 0.01% of average daily net assets per annum.

Directors’ Compensation

Directors’ compensation is paid to individuals who are disinterested directors of the Fund.  No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.  The Fund’s tax basis net realized gains (losses) are determined only at the end of each fiscal year.  As a result, no reclassifications were made as of June 30, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the six months ended June 30, 2007 and the fiscal year ended December 31, 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$13,472,014	$31,555,548
Long-term capital gains	—	34,074,854
Return of capital	—	557,471

	$13,472,014	$66,187,873

At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,837,816,469

Gross unrealized appreciation	$876,957,089
Gross unrealized depreciation	(24,040,714)
Net unrealized appreciation	$852,916,375

Total accumulated earnings	$852,916,375

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2007, aggregated $39,802,731 and $138,620,503, respectively.

Note 5 - Transactions With Affiliated Companies

The Fund owns 5% or more of the voting securities of the following companies as of June 30, 2007.  As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940.  Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
	Balance			Balance	Value at
Security Name	12/31/06	Purchases	Sales	06/30/07	06/30/07
H. B. Fuller Co.	3,450,000	—	200,000	3,250,000	$97,142,500
MTS Systems Corp.	1,211,700	—	65,000	1,146,700	51,223,089
					$148,365,589

Note 6 – New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date.  Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last NAV calculation in the first required financial reporting period.  The Fund must complete the evaluation of uncertain tax positions and reflect their impact, if any, in the first interim financial statements issued subsequent to the effective date.  Management has completed an evaluation of FIN 48 and determined that it will not have an impact in the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157).  FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within the fiscal years.  As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional qualitative and quantitative disclosures may be required about the assumptions and factors used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six months ended	Year Ended December 31
	06/30/07 (1)	2006	2005	2004	2003	2002
	(unaudited)
Per share

Net asset value, beginning of year	$77.10	$71.69	$70.33	$60.90	$49.26	$54.36

Income from investment operations:
Net investment income	0.48	0.93	0.78	0.68	0.54	0.45
Net realized and unrealized gain (loss)	5.81	6.40	2.29	10.25	12.40	(4.86)
Total from investment operations	6.29	7.33	3.07	10.93	12.94	(4.41)

Distributions to shareholders from:
Net investment income	(0.40)	(0.91)	(0.78)	(0.68)	(0.53)	(0.45)
Net realized gains	—	(0.99)	(0.93)	(0.82)	(0.77)	(0.24)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.40)	(1.92)	(1.71)	(1.50)	(1.30)	(0.69)

Net asset value, end of period	$82.99	$77.10	$71.69	$70.33	$60.90	$49.26

Total investment return	8.16%	10.24%	4.37%	17.99%	26.33%	(8.12)%
Net assets, end of period (000s omitted)	$2,804,065	$2,694,315	$2,522,769	$2,058,210	$1,307,763	$850,302

Ratios/supplemental data:
Ratio of expenses to average net assets	0.68%	0.69%	0.70%	0.73%	0.75%	0.78%
Ratio of net investment income to average net assets	1.19	1.21	1.15	1.12	1.05	0.93
Portfolio turnover rate	1.48	4.39	2.77	2.87	2.41	1.25

(1) For the six months ended June 30, 2007, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees).  The Fund is a “no-load” mutual fund.  As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below reports the Fund’s expenses during the reporting period (January 1, 2007 through June 30, 2007) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below.  For example, if your account value is $10,500, divided by $1,000 = $10.50.  Multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”  By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses and an assumed return of 5% per year before expenses, which is not the Fund’s actual return.  The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2007	Ending Account Value 06/30/2007	Expenses Paid During Period *
Actual return	$1,000	$1,081.60	$3.51

Hypothetical assumed 5% return	$1,000	$1,021.41	$3.41

* The Fund’s expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.68%, multiplied by the average account value over the Fund’s first fiscal half-year, multiplied by the number of days in the Fund’s first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC.  The schedule of portfolio holdings is also printed in the Fund’s first quarter, semi-annual, third quarter, and annual reports to shareholders.

You may obtain a copy of the Fund’s latest quarterly report without charge by calling Shareholder Services at (800) 304-7404.  The Fund’s Forms N-Q and N-CSR are available on the SEC’s website at www.sec.gov.  Forms N-Q and N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A complete copy of the Fund’s portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund’s website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund’s Board of Directors unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 22, 2007.

In preparation for the May 22, 2007 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager.  The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of the Manager being present.  In reaching their decision to renew the Fund’s Advisory Contract with the Manager, the Directors considered all factors they believed to be relevant.  Each of these factors and the conclusions reached by the Directors with respect to these factors that helped form the basis for the decision to renew the Advisory Contract with the Manager will be discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with two securities indices – the Dow Jones Industrial Average and the S&P 500.  In addition to the materials received by the Directors before the May 22, 2007 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year.  At the May 22, 2007 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the Meeting. Based upon their review, the Directors concluded that the Fund’s investment performance has been in the upper tier of Morningstar’s peer group of mutual funds with similar investment objectives, and exceeded the benchmarks, over the longer time periods and has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund’s management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager.  The management fee paid to the Fund Manager of 60 basis points (0.6 of 1%) on the first $2.5 billion of assets and 50 basis points (0.5 of 1%) on assets above $2.5 billion is below average for mutual fund managers generally, and is also below the average for actively managed mutual funds in Morningstar’s peer group and for a group of competitive funds identified by the Manager.  In addition, the Directors noted that the

Growth Fund’s total expense ratio of 0.69% at December 31, 2006 is well below the average total expense ratio of actively-managed funds in its Morningstar peer group and for the group of competitive funds identified by the Manager.

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund.  The fee rates payable by the Manager’s Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager’s larger Advisory Clients, many of which are institutional clients, fall into this latter category).  The Manager provided the Directors with information about  the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund.  The level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund virtually every trading day of the year.  Other differences include the fact that the Manager provides the Fund with office facilities, Fund officers, administrative and compliance services and coordination with outside service providers that goes significantly beyond what is required with respect to the Manager’s Advisory Client business.  Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager’s Advisory Clients.

With respect to the quality and extent of the Manager’s services provided to the Fund, the Directors noted the Fund’s solid performance record over the most recent 3, 5 and 10 year periods, along with the Fund’s “B” Morningstar rating for stewardship.  The Directors also took into account the Manager’s ongoing response to regulatory compliance requirements under Rule 38a-1, along with a satisfactory  annual review of the Compliance Program which was completed on October 31, 2006 and presented to the Directors at the December 12, 2006 Board Meeting.  The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract.  They further concluded that the Fund’s management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three fiscal years (for the then-current fiscal year, which ended on June 30, 2007, estimates were made for the final two months of May and June).  The information addressed the Manager’s overall profitability and also broke it down between the Manager’s advisory business and the Manager’s mutual fund business.

The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund.  The Directors reviewed the Manager’s assumptions and methods of allocation used.  The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations.  The Directors believe that the Manager should be entitled to earn a reasonable level of profits for the services it provides to the Fund.  Based on their overall review, the Directors concluded that the Manager’s level of profitability from its relationship with the Fund is reasonable.

Other Benefits to Fund Manager

The Directors considered that the Manager’s advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/ dealers that execute the Fund’s purchases and sales of securities.  The Directors received and reviewed information concerning the Fund’s Brokerage Committee and the method by which Fund brokerage is allocated based upon the internally rated quality of brokerage and research services.  The Directors reviewed the Fund data for the quarter ending March 31, 2007 showing the dollar amount of commissions allocated among the broker/dealers used by the Manager for Fund brokerage services and proprietary research.  Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular Board Meeting during the year.  The Directors recognized that the profitability of the Manager’s advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund’s brokerage activity.  While difficult to measure, it was concluded by the Directors that the benefit the Manager receives in this way is fairly modest. The Directors noted that the Manager derives reputational benefits from its association with the Fund as well.

Economies of Scale

The management fee of 60 basis points (0.6 of 1%) which the Manager has been paid for more than twenty years has always been towards the low end of the mutual fund advisory management fee range.  The Manager’s approach has always been to keep costs to the Fund as low as reasonably possible, including the cost of management fees.  At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business.  The Manager acknowledges that while it is difficult to pinpoint the economies of scale to be realized in a Fund the size of Mairs and Power Growth Fund at any particular asset level, there is no question that such economies exist.  Accordingly, the Manager, under the terms of the advisory contract renewed by the Directors on May 19, 2005, established a breakpoint at the $2.5 billion asset level which became effective on July 1, 2005.  The breakpoint reduced the management fee applicable to assets managed in excess of $2.5 billion from 60 basis points (0.6 of 1%) to 50 basis points (0.5 of 1%).  The Directors reaffirmed their conclusion that establishing this breakpoint at $2.5 billion formed a reasonable basis for having management fee levels reflect economies of scale for the benefit of Fund shareholders.  The total assets of the Growth Fund exceeded $2.5 billion for the first time in December of 2005 and have remained above the breakpoint ever since, with the exception of a few weeks in the summer months of 2006.

Mairs and Power Growth Fund, Inc.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund’s website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN  55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance	Bert J. McKasy, Director
Officer & Secretary	Charles M. Osborne, Audit Committee
Peter G. Robb, Vice-President	Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director

Item 2.                    Code of Ethics.

Not applicable to semi-annual report.

Item 3.                    Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4.                    Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5.                    Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.                    Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.                    Portfolio Managers of Closed End Management Investment Companies.

Not applicable to registrant.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to registrant.

Item 10.                  Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures

a)             The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)            There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                  Exhibits

(a)(1)      Code of Ethics

Not applicable to semi-annual report.

(a)(2)      Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)(3)      Not applicable.

(b)           Certifications required by 18 U.S.C. 1350.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	September 6, 2007

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	September 6, 2007

*  Print the name and title of each signing officer under his or her signature.